Financial asset of the concession (Policies)	12 Months Ended
Dec. 31, 2025
Financial Asset Of Concession
financial asset of the concession

The inflation adjustment of the financial asset of the concession represents taxable income for PIS and Cofins purposes, subject to non-cumulative rates of 1.65% and 7.6%, respectively. However, given the relevance of the amounts involved, the Company carried out a formal consultation with the Regulatory Entity, in order to clarify what would be the most appropriate treatment to be given to this issue. ARSESP, in response to the consultation sent through Official Letter No. 180/2025-ARSESP-P, clarified that, effectively, the amounts related to taxes should be increased to the value of the investment classified as a financial asset.

As of December 2025, in line with ARSESP's definition of tax neutrality, Management reviewed the assumptions used in the recognition process of the financial asset.

This review aimed to more adequately reflect the amount to be unconditionally indemnified at the end of the concession term.

As a result of this review, there was a change in the accounting estimate related to the recognition of the amount of the financial asset corresponding to the increase in PIS and Cofins levied on the basis of the financial asset already recorded.

On December 31, 2025, the application of the new estimate resulted in the recognition of the additional amount of R$ 1 billion in financial assets, increasing, in the same amount, the operating revenue. Based on this amount, there is a deferred liability in the same proportion.

The effects for subsequent periods will depend on the amounts actually recognized as a financial asset and its inflation adjustment, which can only be measured as they occur.